UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

SUNSHINE HEART, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35312	68-0533453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota  55344

(Address of principal executive offices)  (Zip Code)

(952) 345-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 21, 2016, Sunshine Heart, Inc. (the “Company”) received notice from the Listing Qualifications Staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Staff had determined to delist the Company’s securities from The Nasdaq Capital Market due to the Company’s continued non-compliance with the minimum bid price requirement unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company intends to timely request a hearing before the Panel, which request will stay any delisting action by the Staff.

As previously disclosed in a current report on Form 8-K filed on March 25, 2016, on March 23, 2016, the Staff notified the Company that, based upon the closing bid price of the Company’s common stock for the 30 prior consecutive business days, the Company no longer satisfied the minimum $1.00 closing bid price requirement, as set forth in Nasdaq Listing Rule 5550(a)(2), and had been provided a 180-day grace period to regain compliance with that requirement, through September 19, 2016.

At the hearing, the Company will present its plan to evidence compliance with all applicable criteria for continued listing on The Nasdaq Capital Market and request an extension within which to do so.  There can be no assurance that the Panel will determine to continue the Company’s listing or that the Company will be able to evidence compliance with the applicable listing criteria within the period of time that may be granted by the Panel.

Item 7.01  Regulation FD Disclosure.

On September 23, 2016, the Company issued a press release regarding the notice from Nasdaq. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated September 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2016	SUNSHINE HEART, INC.

	By:	/S/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated September 23, 2016.